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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 16, 2000




                          INTERNATIONAL PAPER COMPANY
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                 (Exact Name of Registrant as Specified in its Charter)



          New York                     001-03157                 13-0872805
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)



         2 Manhattanville Road
           Purchase, New York                                   10577
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (914) 397-1500
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              (Registrant's telephone number, including area code)



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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.   Acquisition or Disposition of Assets

     (a) On June 19, 2000, International Paper Company, a New York corporation (the "Registrant"), completed its previously announced exchange offer (the "Offer") for all outstanding shares of common stock, par value $0.50 per share (the "Shares"), of Champion International Corporation, a New York corporation ("Champion"), at a price per Share of .7073 shares of common stock, par value $1.00 per share ("IP Shares"), of the Registrant and $50.00 net to the seller in cash.

     The Offer expired at 12:00 midnight, New York City time, on Friday, June 16, 2000. In the Offer, the Registrant's wholly owned subsidiary, Condor Acquisition Corporation, a New York corporation (the "Purchaser"), purchased approximately 91,849,848 Shares, which constituted approximately 94.5% of the outstanding Shares. The aggregate purchase price for the Shares pursuant to the Offer was $4,592,606,696.79 in cash and 64,962,164 IP Shares.

     On June 20, 2000, the Purchaser merged (the "Merger") with and into Champion pursuant to the Agreement and Plan of Merger dated as of May 12, 2000 among Champion, the Registrant and the Purchaser (the "Merger Agreement"), with Champion surviving the Merger as a wholly owned subsidiary of the Registrant. Pursuant to the Merger Agreement, each outstanding Share not exchanged in the Offer (other than Shares owned by Champion as treasury stock, Shares owned by the Registrant or any subsidiary of the Registrant, or Shares held by Champion shareholders exercising appraisal rights under New York law) was converted into a right to receive .7073 IP Shares and $50.00 in cash. At the closing of the Merger, the Registrant also paid approximately $112,386,730 to Champion in respect of certain stock option and restricted stock plans.

     A copy of the press release issued by the Registrant in respect of the closing of the Offer is filed herewith as Exhibit 99.2 and incorporated herein by reference in its entirety.

     (b) Champion is an integrated forest products company. Champion is a major producer and distributor of coated and uncoated papers. The company's other products include market pulp, lumber and plywood, and selected paper for packaging. Champion has the responsibility for the sustainable management of approximately eleven million acres of forestlands supporting its manufacturing facilities.

ITEM 5.   Other Events.

     The Registrant obtained a portion of the funds for the acquisition of Champion through the sale of $800 million principal amount of Floating Rate Notes due July 8, 2002 (the "Floating Rate Notes"), $1.2 billion principal amount of 8% Notes due July 8, 2003 (the "8% Notes") and $1.0 billion principal amount of 81/8% Notes due July 8, 2005 (the "81/8% Notes", and together with the Floating Rate Notes and the 8% Notes, the "Notes") in a private placement. On June 14, 2000, the Registrant closed the sale of the Notes and received $2,983,932,000 in net proceeds therefrom.

     The Notes were issued under the Indenture, dated as of April 12, 1999 (the "Indenture"), between the Registrant and The Bank of New York, as Trustee (the "Trustee"), the Floating Rate Notes Supplemental Indenture, dated as of June 14, 2000, between the Registrant and the Trustee (the "Floating Rate Notes Supplemental Indenture), the 8% Notes Due July 8, 2003 Supplemental Indenture, dated as of June 14, 2000, between the Registrant and the Trustee (the "8% Notes Supplemental Indenture") and the 81/8% Notes Due July 8, 2005 Supplemental Indenture, dated as of June 14, 2000, between the Registrant and the Trustee (the "81/8% Notes Supplemental Indenture"). The Notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 and applicable state securities laws or available exemptions from registration requirements. The Registrant has, however, entered into a Registration Rights Agreement, dated as of June 14, 2000, between the Registrant and several initial purchasers (the "Registration Rights Agreement"), pursuant to which the Registrant has granted the initial purchasers certain registration rights for the Notes. Copies of the Indenture, the Floating Rate

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Notes Supplemental Indenture, the 8% Notes Supplemental Indenture, the 81/8%
Notes Supplemental Indenture and the Registration Rights Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 99.1, respectively, and are incorporated herein by reference in their entirety.

     The Registrant obtained an additional portion of the funds for the acquisition of Champion through term loans to a subsidiary of the Registrant in an aggregate principal amount of $1,300,000,000 under a Credit Agreement, dated as of June 14, 2000, among the Registrant, International Paper Financial Services, Inc., various lenders and Credit Suisse First Boston, New York Branch, as Administrative Agent (the "Credit Agreement"). A copy of the Credit Agreement is attached hereto as Exhibit 4.5, and is incorporated herein by reference in its entirety. The Registrant also issued commercial paper in the amount of approximately $150,000,000 under its existing commercial paper programs to fund a portion of the acquisition of Champion.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          Previously filed with the Registrant's Registration Statement on Form S-4, as amended on June 9, 2000.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Previously filed with the Registrant's Registration Statement on Form S-4, as amended on June 9, 2000.

     (c)  EXHIBITS

          Exhibit 2 Agreement and Plan of Merger, dated as of May 12, 2000, among Champion, the Registrant and the Purchaser (incorporated by reference to exhibit 2 to the Registrant's Registration Statement on Form S-4, as amended on June 9, 2000).

          Exhibit 4.1 Indenture, dated as of April 12, 1999, between the Registrant and The Bank of New York, as Trustee.

          Exhibit 4.2 Floating Rate Notes Supplemental Indenture, dated as of June 14, 2000, between the Registrant and the Bank of New York, as Trustee.

          Exhibit 4.3 8% Notes Due July 8, 2003 Supplemental Indenture, dated as of June 14, 2000, between the Registrant and The Bank of New York, as Trustee.

          Exhibit 4.4 8 1/8% Notes Due July 8, 2005 Supplemental Indenture, dated as of June 14, 2000, between the Registrant and The Bank of New York, as Trustee.

          Exhibit 4.5 Credit Agreement, dated as of June 14, 2000, among the Registrant, International Paper Financial Services, Inc., various lenders and Credit Suisse First Boston, New York Branch, as Administrative Agent, Lead Arranger and Book Manager.

          Exhibit 99.1 Registration Rights Agreement, dated as of June 14, 2000, between the Registrant and the initial purchasers.

          Exhibit 99.2   Press Release dated June 19, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNATIONAL PAPER COMPANY


Dated: June 29, 2000                 By:   /s/ Barbara L. Smithers
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                                        Name:  Barbara L. Smithers
                                        Title: Vice President and Corporate
                                               Secretary

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                               INDEX TO EXHIBITS

Exhibit
Number                                     Description
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  2         Agreement and Plan of Merger, dated as of May 12, 2000, among
            Champion, the Registrant and the Purchaser (incorporated by reference to exhibit 2 to the Registrant's Registration Statement on Form S-4, as amended on June 9, 2000).

  4.1 Indenture, dated as of April 12, 1999, between the Registrant and The Bank of New York, as Trustee.

  4.2 Floating Rate Notes Supplemental Indenture, dated as of June 14, 2000, between the Registrant and the Bank of New York, as Trustee.

  4.3 8% Notes Due July 8, 2003 Supplemental Indenture, dated as of June 14, 2000, between the Registrant and The Bank of New York, as Trustee.

  4.4 8 1/8% Notes Due July 8, 2005 Supplemental Indenture, dated as of June 14, 2000, between the Registrant and The Bank of New York, as Trustee.

  4.5 Credit Agreement, dated as of June 14, 2000, among the Registrant, International Paper Financial Services, Inc., various lenders and Credit Suisse First Boston, New York Branch, as Administrative Agent, Lead Arranger and Book Manager.

  99.1 Registration Rights Agreement, dated as of June 14, 2000, between the Registrant and the initial purchasers.

  99.2      Press Release dated June 19, 2000.

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